Exhibit 99.1

Annual General Meeting, June 25, 2015 Gold Resource Corporation NYSE MKT: GORO

This brochure contains statements that plan for or anticipate the future. Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature. Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC. Prospective investors are urged not to put undue reliance on these forward-looking statements. This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or www.Goldresourcecorp.com Forward Looking Statements 2

AGM Agenda 3 -2014 overview / milestones -Dore -Oaxaca Mining Unit -Project update -2015 and the year ahead -Cost reduction efforts -Switchback high-grade -Exploration update -Nevada Mining Unit -Precious metals space -Dividend distributions

2014 Overview 4 2014 was a year of success for the Company in an otherwise challenging bear market in the precious metal space. Our achievements included production of more gold, more silver and more base metals than we have ever produced annually. We achieved this while lowering costs, distributing monthly dividends and increasing our cash on hand by over 12 million dollars, while not raising money or diluting shareholders.

2014 Highlights 5 -Record annual production of 35,552 gold ounces (4.7% increase over 2013) -Record annual production of 3,297,204 silver ounces (8.7% increase over 2013) -Record annual base metal production; 1,254 tonnes copper, 4,555 tonnes lead and 13,195 tonnes zinc -Reduced annual total cash costs by 28.3% over 2013 ($449 per AuEq) -$16.2 million annual net income ($0.30 per share) -$27.5 million cash and cash equivalents ($12.5 million increase over 2013)

2014 Highlights 6 -$6.5 million annual dividends paid ($0.12 per share) -Achieved total dividend distributions milestone exceeding $100 million -Commissioned new doré facility at our Aguila mill -Continued high-grade drill intercepts from Switchback -Replaced tonnes mined back into a Proven and Probable Reserve Study -Diversified into second mining friendly jurisdiction, Nevada, USA 2014: YEAR OF SUCCESS IN A CHALLENGING METALS MARKET

2014 Dore Production 7 2014; first Dore bar 18.9 kgs 55% Gold 43% Silver 2014 Don David Gold Mexico (DDGM): GRC’s 100% owned Mexican subsidiary

2014 Dore Pour 8 Video; series of dore bars being poured

Focused on the Americas 9 Nevada Mining Unit Exploration Stage Oaxaca Mining Unit Production & Exploration Stage Focused on the Americas Mining friendly jurisdictions High-grade gold & silver potential Undertaking numerous site visits in 2014-2015 looking for property opportunities this bear market is providing

10 Splay 05 Baja Vein Arista Vein Alta Vein Splay 03 ~600 meters Decline Ramp 10 Oaxaca Mining Unit’s Arista Underground Mine El Aguila

Arista Mine; 2015 targeted ore blocks Vein 3 Luz vein Candaleria Vein BAJA vein & SPLAY-66 Vein SANTA LUCIA Vein 1 SPLAY-05 ramp level 14.5-19 RAMPA GENERAL Internal ramp SPLAY-05 Level 10-9 BAJA “SE” Primary Ramp Access ramp Splay-05 NIVEL 14.5 SPLAY-05 ramp GENERAL Splay 5 vein

Arista Mine Ventilation Complexity 12 Ventilation raises Primary and secondary ramps

Phase III Tailings Dam Near Completion 13 Phase III = ~2 years additional tailings capacity To be followed by phase IV for additional ~4 years Phase III Project is ~90% complete Liner installation underway, completion date ~July/August Older photo Current

2015 The Year Ahead 14 -Challenging time in a challenging industry -Volatile bear market in metals space continues -Suppressed metal prices compounds difficulty -Cost reduction measures stretch Company thin -We expect another challenging and difficult year ahead -WE ARE UP FOR THE CHALLENGE

2015 The Year Ahead 15 2015 Production: -Solid and successful Q1 production -Q2 challenges including a mine protest and work stoppage -Q2 production will be less than targeted preliminary production announced after final met balance -Working hard to overcome challenges in a tough marketplace

2015 Cost Reduction Goals

Gold Resource Corporation
NYSE MKT: GORO

Power Grid Project (probable 2016)

- ~$4 million estimated capital expenditure (~1 year project payback)
- Power Line to follow federal highway a total distance of 68 kilometers
- Estimated annual power cost savings of ~$4 million +/-
- Potential 2015 construction decision / 2016 construction completion
- Working with Federal Power Commission for final approvals


Substation
San Juan del Rio
Guelavia
68 Kilometers
Yaxe
Aguila Mill
Quiechapa


ANNUAL POWER COST ESTIMATES
USD
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Current GenSets
Grid
Savings potential
~$4 million
DIESEL
34.5 KV LINE

Targeted goal, actual results may vary

16

2015 Cost Reduction Goals 17 Salina Cruz Port Project (probable 2015) Shorter distance to haul concentrates Military controlled port facility Potentially more secure route and port facility Possible cost savings Targeted goal, actual results may vary

Switchback Expansion / Cross Section El Aguila Arista Switchback

Switchback Expansion / Plan view El Aguila Arista Switchback

Qz Py 1 cm 1 cm Sph+Gn Clay 1 cm Sph+Gn+Cpp Qz Clay+Hem 1 cm Gn Cpp d) c) b) a) Switchback Drill Results Soledad vein intercept: Hole 515040 15.64 meters @ 2.85 g/t Au 169 g/t Ag 0.52 % Cu 1.60 % Pb 10.16 % Zn Step-out hole to the north Switchback Press Release Announced Today:

-Significant step-out drill hole - Expanding high-grade gold, silver and base metals -Mineralized horizon may mirror Arista deposit, high grade Au & Ag at these and higher elevations -Fortunate ability to mine up on Switchback mineralization, leverage existing Arista mine development -Ongoing ramp development for Switchback access by year end -Expedite development for targeted 2016 mill feed Switchback Development

Switchback Mine plan 22 Fresh air intake Level 23 Exhaust air exit Level 14 Fresh air intake Level 10 Arista Switchback

+55 km mineralized structural corridor *Drill results include Exploration Large Consolidated Land Position 6 properties 684 square kilometers 55 kilometer mineralized structural corridor High-grade gold and silver Epithermal deposits Intermediate polymetallic Skarn potential North70West ~55 km *1.2m @ 18 g/t Au 1853 g/t Ag 1.59 % Cu 1.76 % Pb 5.21 % Zn *1m @ 132 g/t Au *2.85m@ 27.0 g/t Au 2600 g/t Ag 23

Exploration; Alta Gracia Alta Gracia Property Alta Gracia MIRADOR VEIN Hole # Angle From Interval Au Ag deg Meters Meters g/t g/t 4140009 -47 133.10 5.06 1.53 1,383 incl. 133.10 0.31 0.34 365 incl. 133.41 0.36 1.06 845 incl. 133.77 1.35 0.39 155 incl. 135.12 0.35 0.81 609 incl. 135.47 0.54 1.78 1,010 incl. 136.01 0.49 0.49 509 incl. 136.50 1.66 3.15 3,230 4140013 -45 112.42 8.58 1.34 700 incl. 112.42 2.48 0.48 170 incl. 114.90 1.03 3.13 1,170 incl. 115.93 2.02 1.80 905 incl. 117.95 0.31 1.70 1,270 incl. 118.26 2.74 1.07 786 Meters downhole, not true width Assays by ALS Chemex, Vancouver, BC Canada SAN JUAN VEIN Hole # Angle From Interval Au Ag Cu Pb Zn deg Meters Meters g/t g/t % % % 4140033 -51 152.11 0.32 14.30 3,010 0.02 0.72 1.86 180.03 1.19 3.16 2,232 0.02 0.25 0.58 Incl. 180.03 0.34 4.01 2,580 0.02 0.21 0.68 180.37 0.44 3.91 3,110 0.03 0.45 0.90 180.81 0.41 1.64 1,000 0.00 0.06 0.17 EL HUAJE VEIN 4140020 -58 81.75 2.23 0.85 710 0.04 1.03 5.14 Incl. 81.75 1.61 0.98 922 0.04 1.38 6.99 Meters downhole, not true width Assays by ALS Chemex, Vancouver, BC Canada Discovered multiple high-grade precious and base metal veins Similarities to Arista deposit 2014 drill result highlights

Alta Gracia’s Mirador Vein Plan View 25 Alta Gracia Project Mirador Vein Prospect Alta Gracia Project Mirador Vein Prospect a) Alta Gracia Project Mirador Vein Prospect

Alta Gracia’s Mirador Vein Long Section 26 -Positive community response for Alta Gracia operations -Actively pursuing the MIA for permitting -Advancing Alta Gracia towards production Defining resource area Access from old workings Goal to truck ore to Aguila Mill for processing in 2016

Exploration; Las Margaritas 27 Las Margaritas Property Historic workings Ghost town Drill intercepts include Gold Silver Meters (down hole) 27.90 g/t 2600 g/t 2.85 Rock chip samples include Gold Silver 6.29 g/t 4150 g/t 5.25 g/t 2000 g/t 7.76 g/t 1850 g/t 3.46 g/t 1330 g/t High-grade gold / silver district mined Pre-Mexican Revolution (1910) The Mines of Mexico Mex. Gov. Publication 1905 Las Margaritas "...the place in which has been found some of the richest ores in Mexico, some of the ores having reached the value of 18,000 [silver] ounces to the ton, and ores are frequently found which assay 4,000 and 5,000 [silver] ounces to the ton."

Exploration; Las Margaritas 28 Quartz-calcite veinlets with traces of base metal sulfides. Calcite vein associated with pyrite - base metal sulfide veining (ASSAYS PENDING). 0.37 meters of 3.49 g/t gold, 1,705 g/t silver, 0.01% copper, 0.85% lead & 1.71% zinc on Tapada Vein. Hole 313009 Hole 315001 Hole 315001 Tapada Vein Mineralized veins potentially widen at depth similar to Arista deposit Hole 313009 .37 meters @ 3.49g/t Au, 1705 g/t silver, 0.01%Cu, 0.85% lead and 1.71% zinc. Veins may widen at depth?

Nevada Mining Unit (Exploration)

Gold Resource Corporation
NYSE MKT: GORO



Bruner
Canamex drill results:
118m@4.08g/t Au July 2012
Rawhide Mine
1.6MMoz.Au
17.5 MMoz.Ag
Radar and Goose
Paradise Peak Mine
2.6MMoz.Au
43 MMoz.Ag
Round Mountain Mine
10MMoz.Au
Calvada 3 Mine
Santa Fe Mine
Calvada 2 Mine
.5MMoz.Au
1 MMoz.Ag
NEVADA
Mineral County
GRC's Radar & Goose claims
Historic Mines
Prospect (GRC a Canamex shareholder)
Structural Interpretation
Image Landsat
© 2014 Google

- Located in Historic gold mining district

29

30 Nevada Mining Unit (exploration Drilling) Radar Goose

Priorities and Focus 31 -Continue to expand Arista deposit -Expanding & developing towards Switchback -Cost reduction projects -Exploring and developing Alta Gracia -Exploring Las Margaritas -Exploring Radar / Goose -Evaluating new project opportunities Oaxaca Mining Unit: Nevada Mining Unit: Opportunities:

Why Gold, Why Now 32 History demonstrates gold as a form of money and store of wealth for thousands of years, far longer than any current or historic fiat currency has ever survived Gold historically and over the long term has been a store of wealth while being no one else's liability World governments sustaining unprecedented and growing debt levels

33 Incomprehensible U.S. Debt The U.S. national debt alone is well over $18 trillion dollars All the talk is about when the Fed will raise rates (nobody’s talking debt payments) Each 1% increase in financing costs would be $180 Billion in additional interest owed 6+%, interest on national debt payments would balloon to well over $1.1+ trillion /year additional interest payments. Unsustainable debt http://www.silverseek.com/commentary/fomc-keep-rates-low-perpetual-debt-perpetual-prosperity-gold-and-silver-update-14543

34 Incomprehensible World Debt Total world debt has been calculated recently at $223 Trillion dollars World debt increased ~40% since crisis of 2008-2009 $223 Trillion is actual debt, and does not include the potential debt lying in derivate of this debt $555 Trillion in derivatives (amount greater than 700% of global GDP)** This is unsustainable Plata.com - The Comming Liquidation / Hugo Salinas Price **Graham Summers http://news.goldseek.com/GoldSeek/1434636000.php

35 Incomprehensible World Debt Analogy for 1 trillion dollars 1 million dollars = spending $1 per second for 12 days* 1 billion dollars = spending $1 per second for 32 years* 1 trillion dollars = spending $1 per second for 32,000 years* U.S. Debt** = $ 18 Trillion World Debt** = $233 Trillion World Derivatives*** = $555 Trillion *Tony Robbins; Money Master The Game. Plata.com - **The Comming Liquidation / Hugo Salinas Price ***Graham Summers http://news.goldseek.com/GoldSeek/1434636000.php Ridiculous Unsustainable Debt

China Gold Accumulation 36 China is the world's biggest producer of gold and a top consumer of the precious metal China set up new gold fund Expected to raise an estimated 100 billion yuan ($16.13 billion) in three phases The fund's activities could take in the launch of gold-backed exchange-traded funds and buying stakes in listed gold companies and mining firms Reuters- China sets up gold fund as part of Silk Road initiative, May 26, 2015

Russia Gold Accumulation 37 http://www.goldcore.com/us/gold-blog/currency-wars-back-as-russia-buys-one-million-ounces-of-gold-in-march/ -Russia buys one million ounces and increases gold reserves by another 2.6% in March - Russia sees gold as important monetary and strategic asset in stealth currency wars - Large purchase by Russia who normally buy some 300,000 ounces a month - Russian gold reserves, at nearly 40 million ounces, are now fifth largest in the world - Concerns regarding euro and crisis in erstwhile reserve currency, the dollar - Gold remains central to international monetary system - Central banks continue to accumulate large volumes

Central Bank Gold Purchases 38 World gold council date World Gold Council data showed central banks purchased 477 tonnes of gold during 2014 Second highest year for central bank net gold purchases in 50 years 17% higher than central bank purchases the prior year of 2013

Gold Repatriation 39 Gold repatriations by Germany, Poland, Venezuela, Ecuador, Mexico, the Netherlands, are just a few of the countries that have recently repatriated their gold or hosted movements to do so. Lost faith in fiat currencies and lack of trust in bullion audits, foreign storage facilities and paper gold vehicles Positioning during the currency war Underscores golds value and store of wealth

Texas Gold Repatriation 40 http://news.goldseek.com/GoldSeek/1434459457.php Gold Bullion Worth $1 Billion To Be “Repatriated” From NY Fed To New Texas Bullion Depository - Texas creates state gold depository – bringing gold home from New York Fed - Move to remove gold from Federal Reserve highlights distrust - Follows repatriation moves by Germany, Netherlands, Austria and others - Legislation will prevent Federal government from confiscating gold - Includes provisions that may lead to return to using gold as currency in the U.S. - New gold electronic payments system protection from “national financial or currency crisis”

Gold Manipulation 41 Gold manipulators being exposed: Barclays Bank $43.9 million settlement for gold-fix are they the only one? Nov. 12, 2014 (Bloomberg) -- Switzerland’s regulator FINMA found “serious misconduct” and “clear attempt to manipulate precious metals” by UBS AG Bank. UBS fined $139 million* * http://www.bloomberg.com/news/articles/2014-11-12/finma-s-ubs-foreign-exchange-settlement-includes-precious-metals

Gold Manipulation 42 Feb 23, 2015 (Bloomberg) – -The U.S. Justice Department is investigating the world’s biggest banks for manipulating prices of precious metals such as silver and gold (having already been caught and fined for manipulating LIBOR, FX, etc ) -At least 10 banks, including Barclays Plc, JPMorgan Chase & Co., Credit Suisse Group AG, UBS, Goldman Sachs, Societe Generale SA, Bank of Nova Scotia, and Standard Bank Group Ltd. and Deutsche Bank AG, are being probed by the Justice Department’s antitrust division for metal price manipulation http://www.bloomberg.com/news/articles/2015-02-24/banks-said-to-face-u-s-manipulation-probe-over-metals-pricing

Gold Manipulation 43 Proof That Gold Price Is Manipulated Using Paper Gold -Average intra-day price movements of gold over a 5-yr period -AM and PM fix suppressed http://news.goldseek.com/GoldSeek/1415210245.php London AM FIX London PM FIX NYC Globex Closes

Why Gold, Why Now 44 “All the reasons gold went from $250 to $1,900 are still intact. In fact, they’ve been amplified tenfold.” - Frank Giustra, one of Canada’s wealthiest and most successful businessmen No one will accurately call the tipping point when precious metals take off and or world economies take a dive. Tipping points could include a Grexit, unsustainable debt levels, metals manipulators lose control, stock market bubbles pop, wars etc Gold and silver have stood the test of time as the ultimate store of wealth and at any time in our lives precious metal exposure is warranted now.

Dividend & Yield Source: Based on each company’s annual public filing and Bloomberg. *Please view each company’s annual public filing for specific and detailed information on annual production total calculations. Company 2014 Au Production* Annual Dividend Estimate (US$/ share) Yield Share price close (3/13/2015, US$) Total long-term Debt (@12/31/14) 2014 Dilution (not including options) Agnico Eagle 1,429,000 0.32 1.2% 28.36 $1.3B 11.4% Barrick 6,250,000 0.20 1.9% 10.60 $13.1B 12.3% Goldcorp 2,870,000 0.60 3.3% 18.86 $3.4B 0% Kinross 2,710,000 *Suspended 7/31/13 n/a 2.34 $2.0B 0% Newmont 5,240,000 0.10 0.5% 22.30 $166M 1.1% Yamana 1,400,000 0.06 1.8% 3.75 $2.0B 7.7% Royal Gold *N/A 0.88 1.5% 61.62 $317M 0% Average 1.7% Gold Resource 83,902 0.12 4.0% 3.00 $0 0% Source: Based on each company’s annual public filing and Bloomberg. *Please view each company’s annual public filing for specific and detailed information on annual production total calculations.

Dividend Per Ounce Source: Based on each company’s Annual Filings and Bloomberg. GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K. 46 *Current dividend vs 2014 annual production PRODUCTION OUNCES REQUIRED TO GENERATE EACH $0.01 OF ANNUAL DIVIDEND* Source: Based on each company’s Annual Filings and Bloomberg. GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K. n/a 312,500 524,000 93,333 47,833 44,656 Dividend suspended 6,992 0 100000 200000 300000 400000 500000 600000 Kinross Newmont Barrick Yamana Goldcorp Agnico GORO Production Ounces

Our goal for 2014 was to position the Company to emerge from this market volatility as a leaner, stronger, efficient and more profitable mining company, well positioned to generate cash at current metal prices, and in an even stronger position to generate more when the metal markets finally resume there longer term bull market trend. Overall we accomplished that goal in 2014, and we continue to focus on these same themes into 2015. We thank you for your continued support. Thank You For Attending The 2015 AGM